UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 16, 2005

Wyndham International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9320	94-2878485
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS employer identification no.)

1950 Stemmons Freeway, Suite 6001

Dallas, Texas 75207

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code:

(214) 863-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02A	NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

During the quarter ended March 31, 2005, as Wyndham International, Inc. (the “Company” or “Wyndham”) was continuing to remediate internal controls over financial reporting previously disclosed in its December 31, 2004 Annual Report on Form 10-K, the Company identified an additional tax charge of $1.7 million related to 2004 and reconsidered other previously identified but deemed immaterial adjustments related primarily to accruals of unbilled legal and consulting fees aggregating $1.8 million related to 2004. The Company’s Audit Committee and management consider the charges to be immaterial to the Company’s financial position and the results of operations for the year ended December 31, 2004. However, even though the adjustments are only 0.14% of the first quarter 2005 total assets, 0.15% of total liabilities, 2.5% of shareholders’ equity and 1.2% of the first quarter 2005 total revenues, the $3.5 million adjustments as a percentage of the first quarter 2005 loss from continuing operations of $48,000 are significant. As a result, on May 11, 2005 it was determined that the financial statements for the year ended December 31, 2004 should no longer be relied upon.

The restatement resulted in the Company adjusting its previously reported 2004 net loss of $509.5 million ($4.01 per share) to net loss of $512.9 million ($4.03 per share). The nature and impact of these adjustments are described below.

Income Taxes

During the quarter ended March 31, 2005, as the Company was continuing to remediate internal controls over income tax accounting previously disclosed in its December 31, 2004 Annual Report on Form 10K, the Company identified an additional tax charge of $1.7 million related to 2004. The charge increased the other accrued expenses liability, increased the accumulated deficit in shareholders’ equity and decreased total shareholders’ equity by $1.7 million. The charge increased the income tax provision thus resulting in increased loss from continuing operations and net loss by $1.7 million ($(0.01) per share).

Other Adjustments

Other accounting adjustments relate primarily to accruals of unbilled legal and consulting fees aggregating $1.8 million previously identified but deemed immaterial and recorded in a subsequent period. The impact of these adjustments was an increase in net loss of $1.8 million ($(0.01) per share) in 2004.

The following table reflects the effects of the restatement on the 2004 Consolidated Balance Sheet (in thousands):

	AS PREVIOUSLY REPORTED	RESTATED
ASSETS
Current assets:
Cash and cash equivalents	$24,338	$24,338
Restricted cash	77,812	77,812
Accounts receivable, net of allowance for doubtful accounts of $4,115 in 2004	70,438	70,129
Inventories	12,818	12,818
Prepaid expenses and other assets	10,389	10,389
Assets held for sale, net of accumulated depreciation of $178,085 in 2004	361,504	361,504

Total current assets	557,299	556,990

Investment in real estate and related improvements, net of accumulated depreciation of $576,686 in 2004	2,032,965	2,032,965
Investment in unconsolidated subsidiaries	51,149	51,149
Notes and other receivables	24,366	23,686
Management contract costs, net of accumulated amortization $7,128 in 2004	4,826	4,826
Leasehold costs, net of accumulated amortization of $186 in 2004	6,537	6,537
Trade names, net of accumulated amortization of $42,739 in 2004	83,612	83,612
Deferred income taxes	—	—
Deferred acquisition costs	4,335	4,335
Deferred expenses, net of accumulated amortization of $62,123 in 2004	21,803	21,803
Other assets	4,586	4,586

Total assets	$2,791,478	$2,790,489

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Trade accounts payable	$17,186	$17,891
Accrued payroll costs	49,928	49,138
Dividends payable	102,322	102,322
Accrued insurance and property taxes	41,884	41,884
Other accrued expenses	91,928	94,494
Advance deposits	36,637	36,637
Borrowings associated with assets held for sale	114,251	114,251
Current portion of borrowings under credit facility, term loans, mortgage notes and capital lease obligations	685,145	685,145

Total current liabilities	1,139,281	1,141,762

Borrowings under credit facility, term loans, mortgage notes and capital lease obligations	1,398,090	1,398,090
Derivative financial instruments	8,637	8,637
Income taxes payable	33,107	33,107
Deferred income	9,446	9,446
Minority interest in the Operating Partnerships	20,559	20,559
Minority interest in other consolidated subsidiaries	63,001	63,001
Commitments and contingencies
Shareholders’ equity:
Preferred stock, $0.01 par value; authorized: 150,000,000 shares; shares issued and outstanding: 15,812,279 in 2004	158	158
Common stock, $0.01 par value; authorized: 750,000,000 shares; shares issued and outstanding: 171,386,918 in 2004	1,714	1,714
Additional paid in capital	4,298,445	4,298,445
Receivables from shareholders and affiliates	(6,855)	(6,855)
Accumulated other comprehensive income	(5,560)	(5,560)
Accumulated deficit	(4,168,545)	(4,172,015)

Total shareholders’ equity	119,357	115,887

Total liabilities and shareholders’ equity	$2,791,478	$2,790,489

The following table reflects the effects of the restatement on the 2004 Consolidated Statement of Operations (in thousands, except per share amounts):

	AS PREVIOUSLY REPORTED	RESTATED
Revenues:
Room revenues	$491,564	$491,564
Food and beverage revenues	301,246	301,246
Other hotel revenues	150,979	150,979

Total hotel revenues	943,789	943,789
Management fee and service fee income	18,084	18,084
Interest and other income	3,641	3,641

Total revenues	965,514	965,514

Expenses:
Room expenses	118,366	118,366
Food and beverage expenses	198,750	198,750
Other hotel expenses	377,732	377,732

Total hotel expenses	694,848	694,848
General and administrative	85,958	87,441
Bond offering cancellation costs	—	—
Interest expense	192,281	192,281
Management, leasehold and license agreement costs	4,667	4,667
Loss (gain) on sale of assets	—	—
Loss on derivative financial instruments	4,983	4,983
Depreciation and amortization	100,834	100,834

Total expenses	1,083,571	1,085,054

Operating loss from continuing operations	(118,057)	(119,540)
Equity in earnings of unconsolidated subsidiaries	2,183	2,183

Loss from continuing operations before income taxes and minority interests	(115,874)	(117,357)
Income tax benefit	1,535	(143)

Loss from continuing operations before minority interests	(114,339)	(117,500)
Minority interest in consolidated subsidiaries	(9,589)	(9,589)

Loss from continuing operations	(123,928)	(127,089)
Discontinued operations:
Loss from operations of discontinued hotels	(315)	(624)
Impairment loss	(426,034)	(426,034)
HPT leasehold termination	—	—
Gain (loss) on sale of assets	40,831	40,831

Loss from discontinued operations before income taxes	(385,518)	(385,827)
Income tax benefit from discontinued operations	—	—

Loss from discontinued operations	(385,518)	(385,827)

Loss before accounting change	(509,446)	(512,916)
Cumulative effect of change in accounting principle, net of taxes	—	—

Net loss	$(509,446)	$(512,916)

Net loss attributable to common shareholders:
Net loss	$(509,446)	$(512,916)
Preferred stock dividends	(168,158)	(168,158)

Net loss attributable to common shareholders	$(677,604)	$(681,074)

Basic and diluted loss per common share:
Loss from continuing operations	$(1.73)	$(1.75)
Loss from discontinued operations, net of taxes	(2.28)	(2.28)
Cumulative effect of change in accounting principle, net of taxes	—	—

Net loss per common share	$(4.01)	$(4.03)

The impact of the above adjustments on the Consolidated Statement of Cash Flows is not presented as it is immaterial and the net cash provided by operating activities remained unchanged.

The Company’s Audit Committee and management discussed the matters disclosed in this current report on Form 8-K with the Company’s Independent Registered Public Accounting Firm.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WYNDHAM INTERNATIONAL, INC.

By:	/S/ ELIZABETH SCHROEDER
Elizabeth Schroeder, Executive Vice President and Chief Financial Officer

Date: May 16, 2005